UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2006
Date of Report (Date of earliest event reported)

GENEMAX CORP.

(Exact name of registrant as specified in its charter)

Nevada	0-2739	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 400, 1681 Chestnut Street Vancouver, British Columbia, Canada	V6J 4M6
(Address of principal executive offices)	(Zip Code)

604.331.0400
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement.

On January 24, 2006, the Board of Directors of GeneMax Corp. (the "Company") confirms that, in accordance with the terms and conditions of a certain "Option and Settlement Agreement" (the "Option and Settlement Agreement"), dated for reference January 23, 2006, as entered among each of the Company, The University of British Columbia ("UBC"), Dr. Wilfred A. Jefferies, the Company's Chief Scientific Officer and a director, and each of the Company's predecessor and subsidiary companies, GeneMax Pharmaceuticals Inc. ("GeneMax") and GeneMax Pharmaceuticals Canada Inc. ("GPCanada"; and collectively with the Company, the "Company" herein), the parties thereto reached a definitive agreement pursuant to which all existing financial claims by UBC (collectively, the "UBC Financial Claims") as against GeneMax and GPCanada under each of those certain "License Agreement" among UBC, GeneMax and Dr. Wilfred A. Jefferies dated March 6, 2000, as amended February 28, 2003 ("License Agreement #1"), and "License Agreement" between UBC and GeneMax dated February 16, 2004 ("License Agreement #2" and, collectively, the "License Agreements"), and under that certain "Collaborative Research Agreement" between UBC and GPCanada dated May 6, 2005 (the "CRA"), are satisfied (the "Settlement") in consideration of UBC providing GeneMax Corp. with the consequent right to acquire, outright, by way of assignment (the "Option to Purchase"), all of UBC's right title and interest in the technologies licensed to GeneMax under the terms of the License Agreements, including the "Technology" as that term is defined in the License Agreements. and all "Improvements" made prior to the date of execution of the Option and Settlement Agreement in furtherance of the same (collectively, the "Technology" thereunder). A copy of the Option and Settlement Agreement is attached as an Exhibit to this Current Report.

In accordance with the terms and conditions of the Option and Settlement Agreement, and in order to keep the right and Option to Purchase the Technology granted to the Company by UBC in good standing and in force and effect; and in order to maintain the Settlement of all UBC Financial Claims consequent therein; the Company is obligated to provide the following cash payments (each a "Purchase Price Payment") and to maintain the current status of UBC's existing patent and patent pending applications respecting the Technology (the "Purchase Price Patent Obligations"); (the Purchase Price Payments and the Purchase Price Patent Obligations being, collectively, the "Purchase Price") to UBC in the following manner:

(a)     Purchase Price Payments: pay to the order and direction of UBC the following Purchase Price Payments in the aggregate amount of Cdn. $556,532.88 (which also equate to the present UBC Financial Claims) prior to December 31, 2006 (the end of the "Option Period" thereunder), and in due complete satisfaction of the settlement of the UBC Financial Claims, in the following manner:

(i)     an initial Purchase Price Payment of Cdn. $50,000.00 on or before 5:00 p.m. (Vancouver, B.C., time) on December 23, 2005 (therein the "Effective Date"); which payment has now been made by the Company; and

(ii)     further Purchase Price Payments of:

(A)     Cdn. $300,000.00 on or before 5:00 p.m. (Vancouver, B.C., time) on March 31, 2006; and

(B)     Cdn. $206,532.88 (plus and any other costs or expenses which may be due and owing by GeneMax to UBC under the License Agreements and the CRA as at the Effective Date which, in the aggregate, shall not exceed Cdn. $10,000) on or before 5:00 p.m.

(Vancouver, B.C., time) on December 31, 2006; with the understanding that, should the Company complete an aggregate of Cdn. $2,000,000.00 in private and/or public debt and/or equity financing from the Effective Date and during the Option Period, said final Purchase Price Payment balance of Cdn. $206,532.88 (plus and any other costs or expenses which may be due and owing by the Company to UBC under the License Agreements and the CRA as at the Effective Date which, in the aggregate, shall not exceed Cdn. $10,000) shall become immediately due and payable to UBC by the Company within five calendar days of the Company attaining such aggregate financing; and

(b)     Purchase Price Patent Obligations: the Company will immediately assume on the Effective Date responsibility for the management, maintenance and prosecution of all patents and patent applications filed in connection with the Technology (the "Patents") and including, without limitation, the obligation to instruct patent counsel with respect to such Patents and to pay for, and continue to pay for during the Option Period, all costs associated with the management, maintenance and prosecution of the Patents until the due and complete exercise of the Option to Purchase.

In accordance with the terms and conditions of the Option and Settlement Agreement, if the Option to Purchase is terminated then the Company shall have no right, entitlement or interest, legally or equitably, in and to any of the Technology, and the Purchase Price Payment(s) theretofore made to UBC by the Company shall be non-refundable. In addition, and to the extent that any portion of the UBC Financial Claims under the Settlement have not otherwise been contributed to through any Purchase Price Payment(s) having been made, upon any such termination the Company shall continue to be obligated to UBC for the balance of any such then unsatisfied UBC Financial Claims with interest then accruing thereon at the rate 10% per annum and compounded semi-annually while any portion of the UBC Financial Claims remain outstanding.

The Option and Settlement Agreement replaced the Company's previous disclosed (by way of Current Report dated December 23, 2005) "Letter of Intent" as previously entered into between the Company and UBC.

Investors are cautioned that, except as disclosed in subsequent filings to be prepared by the Company in connection with the transactions comprising the Company's Option and Settlement Agreement, any information released or received with respect to the Option and Settlement Agreement may not be accurate or complete and should not be relied upon. Trading in the securities of the Company should be considered highly speculative. No exchange, over-the-counter market or regulatory authority has in any way passed upon the merits of the Option and Settlement Agreement and has neither approved nor disapproved the contents of this Current Report.

Section 9 - Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

Not applicable.

(b)     Pro forma financial information.

Not applicable.

(c)     Shell company transactions.

Not applicable.

(d)     Exhibits.
10.1

Option and Settlement Agreement, dated for reference January 23, 2006, as entered among each of the Company, The University of British Columbia, GeneMax Pharmaceuticals Inc., GeneMax Pharmaceuticals Canada Inc. and Dr. Wilfred A. Jefferies.

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GENEMAX CORP.
DATE: January 30, 2006	By: /s/ Aris Morfopoulos ______________________________________ Aris Morfopoulos President, CEO and a Director

__________

Option and Settlement Agreement

THIS AGREEMENT is made effective on this 23rd day of January, 2006.

BETWEEN:

The University of British Columbia, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, in the City of Vancouver, in the Province of British Columbia, V6T 1W5 ("UBC")

AND:

GeneMax Pharmaceuticals Inc., a corporation incorporated under the laws of Delaware, U.S.A., and having an address for notice and delivery located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, B.C., Canada, V6E 4N7 ("GeneMax Pharmaceuticals")

AND:

GeneMax Corp., a corporation incorporated under the laws of Nevada, U.S.A., and having an address for notice and delivery located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, B.C., Canada, V6E 4N7 ("GeneMax Corp.")

AND:

GeneMax Pharmaceuticals Canada Inc., a corporation incorporated under the laws of British Columbia, and having an address for notice and delivery located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, B.C., Canada, V6E 4N7 ("GeneMax Canada")

(GeneMax Pharmaceuticals, GeneMax Corp., and GeneMax Canada will be referred to collectively as "GeneMax")

AND:

Dr. Wilfred Jefferies, Inventor, with an address at 12596 23rd Avenue, Surrey, B.C., Canada, V4A 2C2 ("Dr. Jefferies")

WHEREAS:

A.               UBC, GeneMax Canada, GeneMax Pharmaceuticals and Dr. Jefferies have entered into the following agreements (collectively, the "UBC Agreements"):

    a technology license agreement between UBC, GeneMax Pharmaceuticals and Dr. Wilfred Jefferies and dated March 6, 2000, as amended on April 26, 2001 and February 28, 2003 (collectively, "License Agreement #1");

    a technology license agreement between UBC and GeneMax Pharmaceuticals and dated February 16, 2004 ("License Agreement #2"); and

    a collaborative research agreement between UBC, GeneMax Canada and GeneMax Pharmaceuticals and dated September 1, 2000 (the "CRA");

B.               GeneMax Canada and GeneMax Pharmaceuticals are in default of various provisions of the UBC Agreements. On November 17, 2005, UBC wrote to GeneMax to give notice of these defaults (the "Demand Letter");

C.               As a result of the issuance of the Demand Letter, UBC and GeneMax met on December 14, 2005 to discuss a possible resolution of the issues between UBC and GeneMax. Subsequent to that meeting UBC and GeneMax signed a letter of intent dated December 23, 2005 (the "Letter of Intent") setting out the terms under which all existing financial claims by UBC against GeneMax Pharmaceuticals and GeneMax Canada under the UBC Agreements would be paid by GeneMax in consideration of UBC providing GeneMax with an option to acquire, by way of assignment, all of UBC's right, title and interest in and to the technologies licensed to GeneMax Pharmaceuticals under the terms of the License Agreements; and

D.               The purpose of this agreement (the "Agreement") is to document the terms and conditions of the Definitive Agreement as contemplated by the Letter of Intent.

THE PARTIES AGREE AS FOLLOWS:

1.0               Definitions

1.1               In this Agreement, unless the context requires otherwise, the following words and phrases shall have the following meanings:

      "Agreement" is defined in Recital C;

      "CRA" is defined in Recital A;

      "Demand Letter" is defined in Recital B;

      "Effective Date" is January 23, 2006;

      "Excluded Patent" is defined in Article 3.2;

      "Debt" means the amount of $556,532.88 as further defined in Article 2.1;

      "Letter of Intent" is defined in Recital C;

      "License Agreement #1" is defined in Recital A;

      "License Agreement #2" is defined in Recital A;

      "Option" is defined in Article 4.1;

      "Option Period" means the period starting on the Effective Date and ending on December 31, 2006;

      "Patents" means the patents and patent applications described in Schedule "A";

      "Technology" means the technology and Patents described in Schedule "A";

      "UBC Agreements" means, collectively, License Agreement #1, License Agreement #2 and the CRA; and

      "UBC Financial Claims" is defined in Article 2.2.

2.0               Confirmation of Debt

2.1               GeneMax Canada, GeneMax Pharmaceuticals and GeneMax Corp. hereby acknowledge and agree that as of the Effective Date they jointly and severally owe to UBC the amount of CDN. $556,532.88 under the terms of the UBC Agreements (the "Debt"). This Debt is comprised of:

    CDN. $52,203.97 owing under License Agreement #1, and consisting of: (i) CDN. $41,778.47 in outstanding patent costs with interest; and (ii) CDN. $10,425.50 in outstanding legal expenses and costs;

    CDN. $10,816.91 owing under License Agreement #2, and consisting: of: (i) CDN. $500.00 in outstanding maintenance fees; (ii) CDN. $4,866.17 in outstanding legal expenses and costs; and (iii) CDN. $5,450.74 in outstanding patent costs; and

    CDN. $493,512.00 owing under the CRA, and consisting of: (i) CDN. $24,558.00 in outstanding debts under Article 4.2 of the CRA (representing one month of costs from September 1, 2005 to the cessation of services under the same which occurred on or about September 30, 2005); and (ii) CDN. $468,954.00 in outstanding debts under Article 4.1 of the CRA;

less the CDN. $50,000 which UBC acknowledges was paid by GeneMax to UBC on December 23, 2005 pursuant to the terms of the Letter of Intent.

2.2               GeneMax further acknowledges and agrees that, in addition to the Debt, interest and other costs and expenses continue to accrue to UBC from the Effective Date hereof in accordance with the terms of the UBC Agreements, and that such additional amounts will form part of the Debt as they accrue, being collectively referred to as the "UBC Financial Claims".

3.0               Management of Patents

3.1               UBC and GeneMax confirm that, as of December 23, 2005, GeneMax has assumed responsibility for the prudent management, maintenance and prosecution of all Patents filed in connection with the Technology and including, without limitation, the obligation to instruct patent counsel with respect to such Patents and to pay for, and continue to pay for directly to such patent counsel, during the Option Period, all costs associated with the management, maintenance and prosecution of the Patents until the due and complete exercise of the Option to Purchase.

3.2               If GeneMax intends to allow one or more of the Patents to lapse or become abandoned, or intends to take or not take any action which would materially affect one or more of the Patents, then GeneMax shall provide UBC with not less than 15 calendar days' prior written notice of such intention, in which case UBC may assume the management, maintenance and prosecution of any such Patent (the "Excluded Patent"); provided that, in such case, the Excluded Patents shall be excluded from the Technology and GeneMax shall cease to have any further right to such Excluded Patents under either the UBC Agreements or this Agreement, and such Excluded Patent shall not be included in any Technology assigned to GeneMax on exercise by GeneMax of the Option.

4.0               Option to Purchase Technology

4.1               UBC agrees to grant to GeneMax Corp., during the Option Period and on the terms and conditions set out below, an option to obtain by way of assignment from UBC, UBC's right title and interest in the Technology (the "Option").

4.2               In order to keep the Option in good standing and in force and effect during the Option Period GeneMax shall:

(a)       prudently manage, maintain and prosecute the Patents throughout the Option Period as set out in Article 3.1; and

(b)       pay to UBC the Debt on the terms hereinafter set out:

        an initial payment of CDN. $50,000.00 on or before December 23, 2005. UBC hereby acknowledges receipt of this payment;

        CDN. $300,000.00 on or before 5:00 p.m. (Vancouver, B.C., time) on March 31, 2006; and

        CDN. $206,532.88 (plus and any other costs or expenses which may be due and owing by GeneMax to UBC under the UBC Agreements which, in the aggregate, shall not exceed CDN. $10,000) on or before 5:00 p.m. (Vancouver, B.C., time) on December 31, 2006; provided, however, that should GeneMax complete an aggregate of CDN. $2,000,000.00 in private and/or public debt and/or equity financing at any time after March 31, 2006 and prior to the expiry of the Option Period, the said final payment of CDN. $206,532.88 (plus and any other costs or expenses which may be due and owing by GeneMax to UBC under the UBC Agreements which, in the aggregate, shall not exceed CDN. $10,000) shall become immediately due and payable to UBC by GeneMax within five calendar days of GeneMax completing such financing.

All payments made by GeneMax to UBC prior to the date of any termination of this Agreement and including, without limitation, any payments made to UBC pursuant to Article 4.2(b), shall be non-refundable to GeneMax, and GeneMax shall have no recourse whatsoever against UBC for with respect to such payments.

4.3               If GeneMax defaults on any of its obligations under Article 4.2 and including, without limitation, any default in making to UBC any of the payments required pursuant to Article 4.2(b) within the time periods specified in that Article, then the Debt shall become immediately due and payable without further notice from UBC to GeneMax, and GeneMax acknowledges that such default will also constitute a default under the UBC Agreements and, as a result, the Option and the UBC Agreements will, at UBC's option, immediately terminate in accordance with their terms and be deemed as breaches permitting immediate termination without requirement for any further notice to GeneMax from UBC under the UBC Agreements.

4.4               Subject to Article 4.5, GeneMax Corp. may, at any time prior to its exercise of the Option, terminate the Option by providing 30 calendar days' prior written notice of termination to UBC. After such 30 day period GeneMax shall have no further obligations, financial or otherwise, under this Agreement, except that the provisions of Article 4.5 shall become immediately applicable to GeneMax upon providing such notice of termination to UBC.

4.5               If the Option is terminated otherwise than upon the exercise thereof and including, without limitation, any termination in accordance with either of Article 4.3 or 4.4, then:

      GeneMax Corp. shall have no right, entitlement or interest, legally or equitably, in and to any of the Technology, and to the extent that any portion of the UBC Financial Claims have not otherwise been contributed to through any payments made pursuant to Article 4.2(b), it is hereby acknowledged and agreed that, upon any such termination, GeneMax shall continue to be obligated to UBC for the balance of any such then unsatisfied UBC Financial Claims with interest then accruing thereon from the Effective Date hereof at the rate 10% per annum and compounded semi-annually while any portion of the UBC Financial Claims remain outstanding;

      GeneMax shall also then deliver at no cost to UBC, and within 30 calendar days of such termination, copies of all agreements, reports, patents, patents pending and other relevant data compiled by or in the possession of GeneMax with respect to any of the interests comprising the Technology and not theretofore already furnished to UBC;

      GeneMax shall, at UBC's request, take all steps required (at GeneMax's cost and expense) to ensure an orderly transition of the management, maintenance and prosecution of the Patents from GeneMax back to UBC. Without limiting the generality of the foregoing, GeneMax will execute all necessary documents to transfer the management of the Patents from GeneMax to UBC including the transfer of all files and information relating to the management, maintenance and prosecution of the Patents to such law firm as UBC may then designate.

5.0               Exercise of Option

5.1               Provided that GeneMax has:

      prudently managed, maintained and prosecuted throughout the Option Period the Patents as set out in Article 3.1; and

      has made to UBC on or before the dates set each of the payments required under Article 4.2(b);

then the Option shall be deemed to have been exercised by GeneMax, and GeneMax shall have thereby, in accordance with the terms and conditions of this Agreement, obtained the right to obtain, by way of assignment, all of UBC's right, title and interest in and to the Technology. Furthermore, on such a valid exercise by GeneMax of the Option UBC will acknowledge that the UBC Financial Claims have been paid in full.

5.2               On exercise of the Option in the manner set out in Article 5.1, UBC will, on written request of GeneMax Corp., assign to it (or to GeneMax Corp.'s then designated subsidiary or affiliate) the Technology in accordance with the terms of the Technology Assignment Agreement attached to this Agreement as Schedule "B". The assignment will be completed within 10 calendar days of the exercise of the Option or on such other date as GeneMax Corp. and UBC may agree.

5.3               GeneMax acknowledges that:

      UBC has advised GeneMax to undertake its own due diligence with respect to the Technology;

      it has had a period of 30 days from the date of execution of the Letter of Intent to the Effective Date of this Agreement to conduct due diligence investigations in respect of the Technology and that, for the purposes of such investigations, UBC has provided to GeneMax and its agents and representatives reasonable access to UBC's Patent files and other records regarding the Technology as GeneMax and its agents and representatives reasonably requested;

      UBC has made, and will make, no representation or warranty, either express or implied with respect to the Technology;

      UBC has specifically disclaimed, and continues to disclaim, any implied warranty, condition or representation of non-infringement or merchantability or fitness for a particular purpose with respect to the Technology; and

      UBC will in no event be liable for any loss or damages, including any economic loss or loss of profits, be they direct, consequential, incidental or special, or other damages arising from any defect, error or failure of the Technology, even if UBC has been advised or aware of the possibility of such damages.

6.0               Confidentiality

6.1               The parties and their respective representatives acknowledge that all information received from each other regarding the existence and contents of this Agreement shall be held in confidence. Each of the parties will also keep confidential and not disclose the details of this Agreement without the prior written consent of the other parties (other than as required pursuant to an order by a court of law or governmental agency or otherwise for compulsory legal requirements; provided, however, that in such instance prior written notice of such disclosure is given to the disclosing party). Any press release or other public disclosure of the terms of this Agreement shall be in a form approved by the parties. If this Agreement is terminated, then all paper copies of any documents containing the confidential information hereunder of the other parties shall be returned to such other parties, and all such confidential information of the other parties stored in electronic media shall be permanently deleted.

7.0               No Further Research Work at UBC

7.1               GeneMax agrees and understands that, as of the Effective Date, and unless otherwise approved in advance in writing by the Michael Smith Laboratory at UBC, until such time as the Option is duly exercised by GeneMax in accordance with Article 4.2, no further research or work with respect to the Technology will be done at UBC or using the facilities of UBC.

8.0               Release

8.1               In consideration of UBC's grant of the Option to GeneMax on the terms set out in this Agreement, GeneMax Pharmaceuticals, GeneMax Corp. and GeneMax Canada each hereby releases and forever discharges UBC, including UBC's past and present governors, officers, directors, employees, agents, successors and assigns, from any and all actions, causes of action, claims, demands, damages, costs or expenses arising from or in connection with the UBC Agreements; provided, however, that this release will not affect the liability or obligation of UBC and GeneMax Pharmaceuticals, GeneMax Corp. and GeneMax Canada to observe and perform their respective covenants under this Agreement.

9.0               Expenses

9.1               Each party will be responsible for and bear all of its own costs and expenses (including the expenses of its advisors and representatives) incurred connection with the negotiation and drafting of this Agreement.

10.0             Miscellaneous Covenants of GeneMax

10.1             GeneMax Pharmaceuticals, GeneMax Corp. and GeneMax Canada each hereby represent and warrant to UBC that:

      they are corporations duly organized, existing and in good standing under the laws of the jurisdiction in which they are incorporated;

      they have the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite corporate proceedings; and

      they shall at all times hereafter execute and deliver, at the reasonable request of UBC, all such further documents and instruments and shall do and perform all such reasonable acts as may be necessary to give full effect to the intent and meaning of this Agreement.

11.0             Acknowledgements by Dr. Jefferies

11.1             Dr. Jefferies acknowledges that:

      he has been advised by UBC to seek independent legal advice in connection with the review and execution of this Agreement;

      he has neither sought from UBC, nor been provided by UBC with, any legal or other advice in connection with the review and execution of this Agreement;

      as a party to License Agreement #1, he acknowledges and agrees to the terms of this Agreement in so far as they pertain to License Agreement #1; and

      he is a shareholder of GeneMax Corp., he is the Chairman of the Board and the Chief Scientific Officer of GeneMax Corp. and he is either a director, officer and/or affiliate of each of GeneMax Pharmaceuticals and GeneMax Canada and, as such, has agreed to waive any and all entitlement to any and all benefits that he may have pursuant to the terms of his employment with UBC, whether under the patent and licensing policy of UBC or any other UBC policy, with respect to any payment, consideration or benefit derived by UBC pursuant to the terms of this Agreement.

12.0             General

12.1             This Agreement contains the entire agreement between UBC and GeneMax with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto.

12.2             The delivery of this Agreement by fax shall constitute valid and effective delivery. This Agreement may be executed and delivered in any number of counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts shall be construed together and shall constitute one and the same original agreement.

12.3             This Agreement shall be governed by and construed in accordance with the laws and Courts of the Province of British Columbia and the federal laws of Canada applicable therein.

12.4             This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

12.5             No condoning, excusing or overlooking by any party of any default by any other party in respect of any provisions of this Agreement shall operate as a waiver of such party's rights in respect of any continuing or subsequent default.

12.6             The terms and provisions, covenants and conditions contained in this Agreement which, by the terms hereof, require their performance by the parties after the expiration or termination of this Agreement, shall be and remain in force notwithstanding such expiration or other termination of this Agreement for any reason whatsoever. Without limiting the generality of the forgoing it is confirmed that Articles 2.1, 2.2, 4.3, 4.5, 6.1, 8.1, 10.1. 11.1 and 12.6 shall survive any expiration or termination of this Agreement.

12.7             The parties acknowledge that the law firm of Richards Buell Sutton LLP has acted solely for UBC in connection with this Agreement.

12.8              No modifications of this Agreement shall be binding unless executed in writing by the parties.

SIGNED BY THE PARTIES AS AN AGREEMENT on the _____ day of January, 2006.
SIGNED FOR AND ON BEHALF of THE UNIVERSITY OF BRITISH COLUMBIA by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory

SIGNED FOR AND ON BEHALF of GENEMAX PHARMACEUTICALS INC. by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory _________________________________ Please print Name and Title of Signatory

SIGNED FOR AND ON BEHALF of GENEMAX CORP. by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory _________________________________ Please print Name and Title of Signatory

SIGNED FOR AND ON BEHALF of GENEMAX PHARMACEUTICALS CANADA INC. by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory _________________________________ Please print Name and Title of Signatory

ACKNOWLEDGED AND AGREED TO BY:

_______________________________

Dr. Wilfred Jefferies

SCHEDULE "B"

TECHNOLOGY ASSIGNMENT AGREEMENT

THIS AGREEMENT is made effective on this 23rd day of January, 2006.

BETWEEN:

The University of British Columbia, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, in the City of Vancouver, in the Province of British Columbia, V6T 1W5 ("UBC")

AND:

GeneMax Pharmaceuticals Inc., a corporation incorporated under the laws of Delaware, U.S.A., and having an address for notice and delivery located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, B.C., Canada, V6E 4N7 ("GeneMax Pharmaceuticals")

AND:

GeneMax Corp., a corporation incorporated under the laws of Nevada, U.S.A., and having an address for notice and delivery located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, B.C., Canada, V6E 4N7 ("GeneMax Corp.")

AND:

GeneMax Pharmaceuticals Canada Inc., a corporation incorporated under the laws of British Columbia, and having an address for notice and delivery located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, B.C., Canada, V6E 4N7 ("GeneMax Canada")

(GeneMax Pharmaceuticals, GeneMax Corp., and GeneMax Canada will be referred to collectively as "GeneMax")

AND:

Dr. Wilfred Jefferies, Inventor, with an address at 12596 23rd Avenue, Surrey, B.C., Canada, V4A 2C2 ("Dr. Jefferies")

WHEREAS:

A.        UBC, GeneMax Canada, GeneMax Pharmaceuticals and Dr. Jefferies have entered into the following agreements (collectively, the "UBC Agreements"):

    a technology license agreement between UBC, GeneMax Pharmaceuticals and Dr. Wilfred Jefferies and dated March 6, 2000, as amended on April 26, 2001 and February 28, 2003 ("License Agreement #1);

    a technology license agreement between UBC and GeneMax Pharmaceuticals and dated February 16, 2004 (License Agreement #2); and

    a collaborative research agreement between UBC, GeneMax Canada and GeneMax Pharmaceuticals and dated September 1, 2000 (the "CRA").

B.        GeneMax Canada and GeneMax Pharmaceuticals were in default of various provisions of the UBC Agreements and, on November 17, 2005, UBC wrote to GeneMax to give notice of these defaults (the "Demand Letter"). As a result of the issuance of the Demand Letter UBC and GeneMax entered into an "Option and Settlement Agreement", to which this agreement is Schedule "B", pursuant to which all existing financial claims by UBC against GeneMax under the UBC Agreements would be paid by GeneMax in consideration of UBC providing GeneMax with an option (the "Option") to acquire, by way of assignment, all of UBC's right, title and interest in and to the technologies licensed to GeneMax Pharmaceuticals under the terms of the License Agreements; and

C.        GeneMax has now validly exercised the Option under the Option and Settlement Agreement, and the parties hereto have agreed to an assignment of the technologies licensed to GeneMax Pharmaceuticals under the terms of the License Agreements in accordance with the terms and conditions set out in this agreement (the "Agreement").

THE PARTIES AGREE AS FOLLOWS:

1.0        Definitions

1.1        In this Agreement:

      "Agreement" is defined in Recital C;

      "Assignment Date": means the date of the due and complete exercise of the Option by GeneMax under the terms of the Option and Settlement Agreement;

      "CRA" is defined in Recital A;

      "Demand Letter" is defined in Recital B;

      "License Agreement #1" is defined in Recital A;

      "License Agreement #2" is defined in Recital A;

      "Option" is defined in Recital B;

      "Patents" means the patents and patent applications described in Schedule "1";

      "Technology" means the technology and Patents described in Schedule "1"; and

      "UBC Agreements" means, collectively, License Agreement #1, License Agreement #2 and the CRA.

2.0        Termination of UBC Agreements

2.1        The parties agree that License Agreement #1, License Agreement #2, and the CRA shall be terminated on the Assignment Date. The parties confirm that, notwithstanding the termination of these UBC Agreements, the following provisions shall remain in full force and effect:

      License Agreement #1: Articles 1.1, 4.0, 7.1, 7.2, 8.0, 9.0, 20.2, 20.3 and 20.5;

      License Agreement #2: Articles 1.1, 5.0, 8.1, 8.2, 9.0, 10.0, 18.2, 18.4 and 19.0; and

      CRA: Articles 1.1, 2.4, 4.2, 5.1, 6.0, 7.0, 8.1, 10.3, 10.4, 11.0, 12.0 and 13.4.

2.2        GeneMax Pharmaceuticals, GeneMax Corp. and GeneMax Canada each hereby releases and forever discharges UBC, including UBC's past and present governors, officers, directors, employees, agents, successors and assigns, from any and all actions, causes of action, claims, demands, damages, costs or expenses arising from or in connection with the UBC Agreements; provided, however, that this release will not affect the liability or obligation of UBC and GeneMax Pharmaceuticals, GeneMax Corp. and GeneMax Canada to observe and perform their respective covenants under this Agreement.

3.0        Assignment of Technology

3.1        In consideration of GeneMax's covenants in this Agreement, UBC will hereby transfer, sell and assign all of UBC's right, title and interest in and to the Technology to GeneMax Corp. (or to GeneMax Corp.'s then designated subsidiary or affiliate) effective on the Assignment Date on the terms and conditions set out in this Agreement.

3.2        Notwithstanding Article 3.1 above, GeneMax hereby:

      grants to UBC a worldwide, non-exclusive license to use the Technology without charge in any manner whatsoever for research, scholarly publication and educational uses; and

      acknowledges and agrees that UBC shall not be restricted from presenting or publishing accounts of its research relating to the Technology.

3.3        The rights granted to UBC pursuant to Article 3.2 shall be irrevocable, royalty-free and perpetual.

3.4        GeneMax acknowledges that it will also reimburse to UBC up to CDN. $10,000 for any further costs and expenses incurred by UBC in connection with the assignment from UBC to GeneMax of the Technology, including any costs and expenses incurred in connection with the formal assignment of the Patents and related files from UBC to GeneMax.

3.5        UBC and GeneMax also agree that they shall, respectively, at all times hereafter, execute and deliver, at the reasonable request of the other party hereto (and upon reimbursement by such other party of all reasonable out-of-pocket costs), all such further documents and instruments and shall do and perform all such reasonable acts as may be necessary to give full effect to the intent and meaning of this Agreement.

4.0        Acknowledgements by Dr. Jefferies

4.1       Dr. Jefferies acknowledges that:

      he has been advised by UBC to seek independent legal advice in connection with the review and execution of this Agreement;

      he has neither sought from UBC, nor been provided by UBC with, any legal or other advice in connection with the review and execution of this Agreement;

      as a party to License Agreement #1, he acknowledges and agrees to the terms of this Agreement in so far as they pertain to License Agreement #1; and

      he is a shareholder of GeneMax Corp., he is the Chairman of the Board and the Chief Scientific Officer of GeneMax Corp. and he is either a director, officer and/or affiliate of each of GeneMax Pharmaceuticals and GeneMax Canada and, as such, has agreed to waive any and all entitlement to any and all benefits that he may have pursuant to the terms of his employment with UBC, whether under the patent and licensing policy of UBC or any other UBC policy, with respect to any payment, consideration or benefit derived by UBC pursuant to the terms of this Agreement.

5.0        Insurance

5.1        GeneMax will, for so long as it continues to own, develop or control the Technology, procure and maintain the insurance outlined the License Agreements mutatis mutandis, and will otherwise comply with the insurance provisions contained in the License Agreements.

6.0        Indemnity and Limitation of Liability

6.1        UBC shall not be liable for consequential or incidental damages arising from any breach or breaches of this Agreement or the UBC Agreements. UBC's total liability, whether under the express or implied terms of this Agreement, in tort (including negligence), or at common law, for any loss or damage suffered by GeneMax, whether direct, indirect, special, or any other similar or like damage that may arise or does arise from any breaches of this Agreement by UBC, its Board of Governors, officers, employees, faculty, students or agents shall be limited to the sum of CDN. $2,000.00.

6.2        GeneMax hereby indemnifies, holds harmless and defends UBC, its Board of Governors, officers, employees, faculty, students, and agents against any and all claims, damages or losses (including all legal fees and disbursements incurred in association therewith) arising out of the exercise of any rights with respect to the Technology by GeneMax, including, without limiting the foregoing, against any claims, damages or losses, consequential or otherwise, arising from or out of the use of the Technology, or any products relating to the Technology, by GeneMax, or its customers, licensees, sublicensees, agents, collaborators, affiliates or their customers or end users, howsoever the same may arise.

6.3        GeneMax acknowledges that the assignment of the Technology hereunder is on an "as is" basis. GeneMax acknowledges that it has conducted its own due diligence with respect to the Technology.

7.0        Miscellaneous Covenants of GeneMax

7.1       GeneMax Pharmaceuticals, GeneMax Corp. and GeneMax Canada each hereby represent and warrant to UBC that:

      they are corporations duly organized, existing and in good standing under the laws of the jurisdiction in which they are incorporated;

      they have the power, authority and capacity to enter into this Agreement and to carry out the transactions contemplated by this Agreement, all of which have been duly and validly authorized by all requisite corporate proceedings; and

      they shall at all times hereafter execute and deliver, at the reasonable request of UBC, all such further documents and instruments and shall do and perform all such reasonable acts as may be necessary to give full effect to the intent and meaning of this Agreement.

7.2        Subject to Article 3.4, each party will be responsible for and bear all of its own costs and expenses (including the expenses of its advisors and representatives) incurred connection with the negotiation and drafting of this Agreement.

7.3        GeneMax agrees that it shall at all times hereafter execute and deliver, at the reasonable request of UBC, all such further documents and instruments and shall do and perform all such reasonable acts as may be necessary to give full effect to the intent and meaning of this Agreement.

8.0        General

8.1        This Agreement shall be governed by and construed in accordance with the laws and Courts of the Province of British Columbia and the federal laws of Canada applicable therein.

8.2        This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

8.3        No condoning, excusing or overlooking by any party of any default by any other party in respect of any provisions of this Agreement shall operate as a waiver of such party's rights in respect of any continuing or subsequent default.

8.4        The terms and provisions, covenants and conditions contained in this Agreement which by the terms hereof require their performance by the parties after the expiration or termination of this Agreement shall be and remain in force notwithstanding such expiration or other termination of this Agreement for any reason whatsoever.

8.5        The parties acknowledge that the law firm of Richards Buell Sutton LLP has acted solely for UBC in connection with this Agreement.

8.6        This Agreement sets forth the entire understanding between UBC and GeneMax with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto and no modifications hereof shall be binding unless executed in writing by the parties.

               SIGNED BY THE PARTIES AS AN AGREEMENT on the _____ day of __________, 2006.
SIGNED FOR AND ON BEHALF of THE UNIVERSITY OF BRITISH COLUMBIA by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory

SIGNED FOR AND ON BEHALF of GENEMAX PHARMACEUTICALS INC. by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory _________________________________ Please print Name and Title of Signatory

SIGNED FOR AND ON BEHALF of GENEMAX CORP. by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory _________________________________ Please print Name and Title of Signatory

SIGNED FOR AND ON BEHALF of GENEMAX PHARMACEUTICALS CANADA INC. by its authorized signatories:
__________________________________________ __________________________________________
Authorized Signatory _________________________________ Please print Name and Title of Signatory

ACKNOWLEDGED AND AGREED TO BY:

_______________________________

Dr. Wilfred Jefferies